UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 24, 2007

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2007, the Board of Directors of Sanmina-SCI Corporation (the “Company”) appointed Joseph R. Bronson, age 58, to serve as the President and Chief Operating Officer of the Company.  Mr. Bronson was also elected to serve as a member of the Board of Directors.

From November 2004 to January 2007, Mr. Bronson served as the President and as a member of the Board of Directors of FormFactor, Inc., a semi-conductor wafer probe card company.  Between January 1998 and October 2004, Mr. Bronson was the Executive Vice President and Chief Financial Officer of Applied Materials, Inc., a nanomanufacturing technology company.  Mr. Bronson serves as a member of the Board of Directors of Advanced Energy Industries, Inc. and Jacobs Engineering Group, Inc.

Mr. Bronson will receive an annual salary of $500,000.  Mr. Bronson will also participate in the Company’s fiscal 2008 bonus plan, subject to the Company achieving certain performance targets.  Mr. Bronson’s minimum bonus under the plan will be $200,000.  Mr. Bronson will also receive a restricted stock unit of 250,000 shares of the Company’s common stock, which will vest at the end of three years, and a stock option to purchase 250,000 shares of the Company’s common stock, which will vest monthly over three years.  The restricted stock unit and the stock option are subject to vesting acceleration upon the occurrence of certain events.  The restricted shares will be released to Mr. Bronson if the fourteen trading-day average closing price of the Company’s common stock (the “Average Closing Price”) reaches several performance hurdles as follows: 83,333 shares will be released if the Average Closing Price equals or exceeds $6.00; an additional 83,333 shares will be released if the Average Closing Price equals or exceeds $8.00; and an additional 83,334 shares will be released if the Average Closing Price equals or exceeds $10.00.  In addition, if the Average Closing Price equals or exceeds $10.00, Mr. Bronson’s option to purchase 250,000 shares will vest immediately.

The Company issued a press release regarding Mr. Bronson’s appointment, attached hereto as Exhibit 99.1.

In addition, Joseph G. Licata, Jr. was elected to serve as a member of the Company’s Board of Directors on August 20, 2007.  Mr. Licata was also appointed to serve on the Compensation Committee.

Mr. Licata will receive a retainer of $31,181 for service on the Board of Directors and $5,200 for service on the Compensation Committee until February, 2008.  Mr. Licata will receive the Company’s standard fees for attending board and committee meetings.  Mr. Licata will also receive a stock option to purchase 5,192 shares of the Company’s common stock and a restricted stock unit of 10,385 shares of the Company’s common stock, both of which will vest monthly until September, 2008.

The Company issued a press release regarding Mr. Licata’s appointment, attached hereto as Exhibit 99.2.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Sanmina-SCI Corporation on August 23, 2007.
Exhibit 99.2	Press Release issued by Sanmina-SCI Corporation on August 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:

/s/Michael Tyler
Michael Tyler
Executive Vice President and General Counsel

Date: August 24, 2007

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Sanmina-SCI Corporation on August 23, 2007.
Exhibit 99.2	Press Release issued by Sanmina-SCI Corporation on August 23, 2007.